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                THE ALLIANCE(R) STOCK FUNDS
                   -    Strategic Balanced Fund
                   -    Balanced Shares

           Supplement dated February 28, 1996 to
             Prospectus dated February 1, 1996

Management of the Funds - Adviser

         Strategic Balanced Fund - The person primarily responsible for the day-to-day management of the portfolio of Alliance Strategic Balanced Fund is Robert G.
Heisterberg. Mr. Heisterberg, a Senior Vice President of the Adviser and Global Economic Policy Analyst, has been associated with Alliance since 1977.

         Balanced Shares - The person primarily responsible for the day-to-day management of the portfolio of Alliance
Balanced Shares is Kevin J. O'Brien.  Mr. O'Brien, a Senior
Vice President of the Adviser, has been associated with Alliance since 1988.

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(R)  These are registered trademarks used under license from the owner, Alliance Capital Management L.P.




























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